UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2022

RESHAPE LIFESCIENCES INC.

(Exact name of registrant as specified in its charter)

Delaware	1-37897	26-1828101
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Calle Amanecer San Clemente, CA	92673
(Address of principal executive offices)	(Zip Code)

(949) 429-6680

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange on which Registered
Common stock, $0.001 par value per share	RSLS	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01           Changes in Registrant’s Certifying Accountant.

On April 8, 2022, BDO USA, LLP (“BDO”) resigned as the independent registered public accounting firm of Reshape Lifesciences Inc. (the “Company”) effective upon the date of filing of the Company’s Form 10-Q for the quarter ended March 31, 2022.

BDO’s report on the Company’s financial statements the fiscal years ended December 31, 2021 and 2020 did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended December 31, 2021 and 2020, and through the interim period ended April 8, 2022, there were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to BDO’s satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on any of the Company’s financial statements for such periods.

During the fiscal years ended December 31, 2021 and 2020 and the subsequent interim period through April 8, 2022, there were no reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided BDO with a copy of the foregoing disclosures and requested that BDO furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the foregoing disclosures. A copy of the letter from BDO to the Securities and Exchange Commission is attached hereto as Exhibit 16.1.

The Company has not engaged a new independent registered public accounting firm as of the date of this report. The Company will disclose its engagement of a new independent registered public accounting firm once the process has been completed and as required by the SEC’s rules and regulations.

Item 9.01           Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
16.1	Letter from BDO USA, LLP to the Securities and Exchange Commission
104	Cover Page Interactive Data File (embedded with inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESHAPE LIFESCIENCES INC.

By:	/s/ Tom Stankovich
Tom Stankovich
Chief Financial Officer

Dated: April 14, 2022